Exhibit 3.1.20

CERTIFICATE OF LIMITED PARTNERSHIP

OF

SFXTX LIMITED PARTNERSHIP

This Certificate of Limited Partnership of SFXTX Limited Partnership (the “Limited Partnership”) is being executed by the undersigned for the purpose of forming a limited partnership pursuant to the Delaware Revised Uniform Limited Partnership Act.

1. The name of the limited partnership is SFXTX Limited Partnership.

2. The address of the registered office of the Limited Partnership in Delaware is 1013 Centre Road, Wilmington, Delaware 19805. The Limited Partnership’s registered agent at that address is Corporation Service Company.

3. The name and address of the general partner is:

NAME	ADDRESS
SFX GP. Inc.	150 East 58th Street, 19th Floor
New York, NY 10155

IN WITNESS WHEREOF, the undersigned, constituting the sole general partner of the Limited Partnership, has caused this Certificate of Limited Partnership to be duly executed as of February 18, 1997.

SFXTX LIMITED PARTNERSHIP

By:	SFX GP, Inc., as General Partner

By:	/s/ Howard J. Tytel
Howard J. Tytel
Executive Vice President

AMENDMENT

TO THE

CERTIFICATE OF LIMITED PARTNERSHIP

OF

SFXTX LIMITED PARTNERSHIP

The undersigned, desiring to amend the Certificate of Limited Partnership of SFXTX Limited Partnership pursuant to the provisions of Section 17-202 of the Revised Uniform Limited Partnership Act of the State of Delaware, does hereby certify as follows:

FIRST: The name of the Limited Partnership is SFXTX Limited Partnership.

SECOND: Article One of the Certificate of Limited Partnership shall be amended as follows:

The name of the limited partnership is Capstar TX Limited Partnership.

THIRD: Article Three of the Certificate of Limited Partnership shall be amended as follows:

The name and address of the general partner is as follows:

Name	Address
CBC GP, Inc.	600 Congress Avenue, Suite 1400 Austin, Texas 7870l

IN WITNESS WHEREOF, the undersigned has executed this Amendment to the Certificate of Limited Partnership on this 29th day of May, 1998.

GENERAL PARTNER:

CBC GP, INC.
(f/k/a SFX GP, Inc.)

By:	/s/ Kathy Archer
Kathy Archer
Vice President and Assistant Secretary

CERTIFICATE OF AMENDMENT

TO THE

CERTIFICATE LIMITED PARTNERSHIP

OF

CAPSTAR TX LIMITED PARTNERSHIP

The undersigned, desiring to amend the Certificate of Limited Partnership of Capstar TX Limited Partnership pursuant to the provisions of Section 17-202 of the Revised Uniform Limited Partnership act of the State of Delaware, does hereby certify as follows:

FIRST: The name of the Limited Partnership is Capstar TX Limited Partnership.

SECOND: Article Two of the Certificate of Limited Partnership shall be amended as follows:

The address of the registered office of the limited partnership in Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801. The limited partnership’s registered agent at that address is The Corporation Trust Company.

IN WITNESS WHEREOF, the undersigned executed this Amendment to the Certificate of Limited Partnership on this 22nd day of April, 1999.

Capstar TX Limited Partnership

By:	Capstar Radio Operating Company General Partner

	By:	/s/ Kathy Archer
Kathy Archer, Vice President

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF LIMITED PARTNERSHIP

OF

CAPSTAR TX LIMITED PARTNERSHIP

It is hereby certified that:

FIRST: The name of the limited partnership is CAPSTAR TX LIMITED PARTNERSHIP

SECOND: Pursuant to the provisions of Section 17-202, Title 6, Delaware Code, the amendment to the Certificate of Limited Partnership effected by this Certificate of Amendment is to change the address of the registered office of the partnership in the State of Delaware to 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808, and to change the name of the registered agent of the partnership in the State of Delaware at the said address to Corporation Service Company.

The undersigned, a general partner of the partnership, executes this Certificate Amendment on March 10, 2004.

/s/ Kenneth E. Wyker
Name: Kenneth E. Wyker
Capacity: Senior Vice President
On behalf of the General Partner:
Capstar Radio Operating Company

DE LP D-:COA CERTIFICATE OF AMENDMENT TO CHANGE AGENT 05/96